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                                                                    EXHIBIT 99.1

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
   OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Zygo Corporation, a Delaware corporation (the "Company"), does hereby certify with respect to Amendment No. 2 to the Annual Report of the Company on Form 10-K405/A for the period ended June 30, 2001 as filed with the Securities and Exchange Commission (the "10-K405/A Report") that:

(1) the 10-K405/A Report fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-K405/A Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented therein.

Dated:  July 14, 2003

/s/ J. Bruce Robinson
---------------------
J. Bruce Robinson
Chairman, President, and
Chief Executive Officer of
Zygo Corporation

Dated: July 14, 2003

/s/ Richard M. Dressler
-----------------------
Richard M. Dressler
Vice President, Finance,
Chief Financial Officer of
Zygo Corporation